Filed pursuant to Rule 497(e)
File nos. 002-38679, 333-23549, 333-82183

PAX WORLD BALANCED FUND

PAX WORLD GROWTH FUND

PAX WORLD HIGH YIELD FUND

Supplement Dated February 24, 2006

to the

Prospectus Dated April 29, 2005

This supplement supercedes and replaces in its entirety the supplement dated December 15, 2005.

Disclosure relating to the Pax World Balanced Fund

Effective February 23, 2006, the subsection of the Prospectus titled "Description of Common Stock" in the section captioned "Management, Organization and Capital Structure of the Funds" is revised to indicate that the Pax World Balanced Fund is authorized to issue 150,000,000 shares of Common Stock.

Disclosure relating to the Pax World High Yield Fund

Effective January 1, 2006, the subsection of the Prospectus titled "Portfolio Managers" in the section captioned "Management, Organization and Capital Structure of the Funds" is revised to indicate that the Pax World High Yield Fund is managed by Diane M. Keefe and Mary V. Austin. Additional information about Ms. Keefe may be found in the Prospectus under the subsection titled "Portfolio Managers" in the section captioned "Management, Organization and Capital Structure of the Funds." Additional information about Ms. Austin is provided below. Ms. Austin received her Bachelor of Business Administration in Public Accounting from Pace University and joined Pax World Management Corp. in 1999. She is a chartered financial analyst and a member of the New York Society of Securities Analysts.